UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 11, 2008

Emy’s Salsa Aji Distribution Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-147330	20-4036208
(Commission File Number)	(IRS Employer Identification No.)

PO Box 7, Ellicott City MD	21041-0007
(Address of Principal Executive Offices)	(Zip Code)

(443) 742-2134

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 11, 2008, Sheila Gladhill and Kim Long resigned as officers of the Company. Effective August 11, 2008 Mr. Andrew Uribe, our President, was appointed to the additional positions of Secretary and Treasurer of the Company. Additional information concerning Mr. Uribe is incorporated by reference from our Annual Report on Form 10KSB for the fiscal year ended December 31, 2007 filed on March 26, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMY’S SALSA AJI DISTRIBUTION COMPANY, INC.

Date: August 17, 2008	By:	/s/ Andrew Uribe
Andrew Uribe
President and Chief Executive Officer

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